UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): December 5, 2005 (November 29, 2005)

                               ENOVA SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                   California
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             0-25184                                    95-3056150
     (Commission File Number)               (IRS Employer Identification No.)


19850 South Magellan Drive, Suite 305 Torrance, California          90502
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                   (Zip Code)

                                 (310) 527-2800
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure  of  Directors   or  Principal   Officers;   Election  of
             Directors; Appointment of Principal Officers.

(b)

On November 29, 2005, Larry Lombard, a Director and the Chief Financial Officer of Enova Systems, Inc. (the "Company"), voluntarily resigned as the Company's Chief Financial Officer effective as of December 9, 2005. On November 30, 2005, Mr. Lombard resigned from the Company's Board of Directors. There was no disagreement between Mr. Lombard and the Company regarding any matter relating to the Company's operations, policies or practices. To ensure a smooth transition, a search for Mr. Lombard's replacement as the Company's Chief Financial Officer has commenced.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    December 5, 2005

                                   ENOVA SYSTEMS, INC.


                                   By:   /s/ Ed Riddell
                                       -------------------------------------
                                            Ed Riddell,
                                            Chief Executive Officer